Exhibit 99.2

DATED 23rd April 2009

ARENA COVENTRY LIMITED and ARENA COVENTRY (2006) LIMITED (1)

and

ARENA COVENTRY LIMITED (2)

and

THE ISLE CASINOS LIMITED (3)

and

ARENA COVENTRY (2006) LIMITED (4)

LICENCE TO ASSIGN PROPERTY AT
The Ricoh Arena, Phoenix Way, Foleshill, Coventry

THIS LICENCE is made on 23rd April 2009

BETWEEN:

(1)                                  ARENA COVENTRY LIMITED (registered number 04440684) and ARENA COVENTRY (2006) LIMITED (registered number 05675263) each of whose registered office is at Ricoh Arena, Phoenix Way, Foleshill, Coventry CV6 6GE (the “Superior Landlords”);

(2)                                  ARENA COVENTRY LIMITED (registered number 04440684) whose registered office is at Ricoh Arena, Phoenix Way, Foleshill, Coventry CV6 6GE (the “Landlord”);

(3)                                  THE ISLE CASINOS LIMITED (registered number 04584366) whose registered office is at Ricoh Arena, Phoenix Way, Foleshill, Coventry CV6 6GE (the “Tenant”); and

(4)                                  ARENA COVENTRY (2006) LIMITED (registered number 05675263) whose registered office is at Ricoh Arena, Phoenix Way, Foleshill, Coventry CV6 6GE (the “Assignee”).

1                                         Definitions and Interpretations

1.1           In this Licence the following terms have the following meanings:

(a)                                  “Guarantor” means Isle of Capri Casinos, Inc, (a company incorporated in Delaware with its principal office at 600 Emerson Road, Suite 200, St Louis, Missouri 63141 United States America.

(b)                                 “Lease” means a lease of the Property between the Landlord (1) the Tenant (formerly known as Isle of Capri Casinos Limited) (2)and the Guarantor (3) made 17 February 2007 and references to the “Lease” include all or any deeds or documents supplemental to the same (whether or not expressed to be so); and

(c)                                  “Property” means the premises at the Ricoh Arena, Phoenix Way, Foleshill, Coventry more particularly described in the Lease.

1.2           For the purposes of this Licence:

(a)                                  all terms and expressions used in this Licence have the same meanings (where the context so admits) as are assigned to them in the Lease;

(b)                                 where any party to this Licence comprises more than one person the obligations and liabilities of that party under this Licence are joint and several obligations of those persons;

(c)                                  words importing one gender include any other gender;

(d)                                 words importing the singular import the plural and vice versa; and

(e)                                  the clause headings are not to be taken into account for the purpose of the interpretation or construction of this Licence.

2              Recitals

2.1           This Licence is supplemental to the Lease.

2.2           The Lease contains provisions restricting the right of the Tenant to assign the Property without first obtaining the written consent of the Landlord and the Superior Landlords.

2.3           The Landlord is entitled to the reversion immediately expectant on the Term and the Term is vested in the Tenant and the Guarantor has guaranteed to the Landlord the performance by the Tenant of the covenants and obligations on its part contained in the Lease.

2.4           The Tenant wishes to assign the Lease to the Assignee and has requested the Landlord and the Superior Landlords to grant consent to such assignment.

2.5           The Landlord and the Superior Landlords have agreed to give such consent in consideration of the covenants and upon the conditions contained in this Licence.

2.6           The Landlord’s mortgagee (namely, Clydesdale Bank Public Limited Company) has also consented to such assignment.

NOW THIS DEED WITNESSES as follows:

1              Licence to assign

In consideration of the covenants on the part of the Assignee contained in this Licence the Landlord and the Superior Landlord’s hereby grant to the Tenant licence to assign to the Assignee the whole of the Property for the residue of the Term.

2              Assignee’s covenants

The Assignee covenants with the Landlord that:

2.1           as from the date when the Lease is assigned to the Assignee and until it is subsequently lawfully assigned to a third party by the Assignee with the consent of the Landlord in accordance with the Lease the Assignee will pay the rents reserved and other sums made payable by the Lease and will be bound by and will observe and perform all the covenants, terms, stipulations and conditions on the part of the lessee contained in the Lease (the “Lessee Covenants”);

2.2           prior to the grant of this Licence it has disclosed to the Landlord in writing any conviction, judgement or finding of any Court or tribunal relating to the Assignee or any director or other officer or major shareholder of the Assignee of such a nature as to be likely to affect the decision of any insurer or underwriter to grant or to continue insurance of the Property or in respect of loss or rent; and

2.3           not to enter into occupation or possession of the Property or any part of it until the assignment permitted by this Licence has been completed.

3              Release of Tenant and Guarantor

The Landlord and the Superior Landlords each release:-

3.1           the Tenant from all the tenant covenants and the conditions of the Lease and from all liability for any subsisting breach of any of them; and

3.2           the Guarantor from the covenants, indemnities and other obligations arising under or in respect of the Lease and from all liability for any subsisting breach of those covenants, indemnities and other obligations.

4              Registration of assignment at Land Registry

The Assignee further covenants with the Landlord that following completion of the assignment permitted by this Licence the Assignee will promptly:

4.1           apply to the Land Registry for registration of the assignment (provided the Tenant has complied with its obligation to register the same); and

4.2           (subject to clause 4.1) supply to the Landlord’s solicitors a copy of the title information document and official copies of the register issued by the Land Registry on completion of the Assignee’s application.

5                                         Severable nature of obligation

Each of the provisions of this Licence is severable from the others and if at any time one or more of such provisions is or becomes illegal, invalid or unenforceable the legality, validity and enforceability of the remaining provisions of this Licence shall not in any way be affected or impaired in consequence.

6                                         Provisos

6.1                                 For the avoidance of doubt it is hereby agreed and declared that the provisions of this Licence will apply not only during the Term but also during any statutory continuation of it and any renewal by order of the Court.

6.2                                 Except as expressly otherwise provided in this Licence the terms of the Lease are not varied and will continue in full force and effect.

6.3                                 Without prejudice to the releases contained in clause 3, nothing contained in this Licence waives or is to be deemed to waive any breach of the obligations of the Tenant under the Lease which may have occurred before the date of this Licence or authorises or is to be deemed to authorise any further assignment or other act, omission or thing other than the assignment referred to above.

6.4                                 If the assignment of the Lease to the Assignee has not been completed within 4 months after the date of this Licence (time being of the essence) this Licence will immediately terminate and cease to have effect but without prejudice to any pre-existing right of action of any party in respect of any breach by any other party of its obligations under this Licence.

7                                         Law

This Licence shall be governed by English law and the parties irrevocably submit to the exclusive jurisdiction of the English Courts.

IN WITNESS of which this Licence has been executed by the parties as a deed and delivered on the date above written

EXECUTION PAGE

SUPERIOR LANDLORDS

EXECUTED as a DEED	)
for and on behalf of	)	Director
ARENA COVENTRY LIMITED	)
acting by one director	)
in the presence of:	)

Witness Signature
Name
Occupation
Address

EXECUTED as a DEED	)
for and on behalf of	)	Director
ARENA COVENTRY (2006) LIMITED	)
acting by one director	)
in the presence of:	)

Witness Signature
Name
Occupation
Address

THE LANDLORD

EXECUTED as a DEED	)
for and on behalf of	)	Director
ARENA COVENTRY LIMITED	)
acting by one director	)
in the presence of:	)

Witness Signature
Name
Occupation
Address

THE TENANT

EXECUTED as a DEED	)
for and on behalf of	) /s/ John Brackenberry	Director
THE ISLE CASINOS LIMITED	)
acting by one director	)
in the presence of:	)

Witness Signature	/s/ Andrew Phelps
Name	Andrew Phelps
Occupation	Solicitor
Address	30 Old Burlington Street, London, W1S 3NL

THE ASSIGNEE

EXECUTED as a DEED	)
for and on behalf of	)	Director
ARENA COVENTRY (2006) LIMITED	)
acting by one directors	)

in the presence of:

Witness Signature
Name
Occupation
Address